UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2008

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32649 (Commission File Number)	20-3126457 (IRS Employer Identification Number)

4401 Barclay Downs Drive, Suite 300 Charlotte, North Carolina (Address of principal executive offices)		28209 (Zip Code)
Registrant’s telephone number, including area code: (704) 940-2900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 29, 2008, the Compensation Committee of the Board of Directors of Cogdell Spencer Inc. (the “Company”) approved certain compensation arrangements for the Company’s executive officers for the year ending December 31, 2008. The compensation that the Company’s named executive officers are eligible to receive for the year ending December 31, 2008 is as follows:
•	Frank C. Spencer, Chief Executive Officer and President: (i) base salary of $500,000; (ii) annual achievement bonus of up to $500,000, based on certain corporate-level strategic benchmarks; and (iii) annual incentive bonus of up to $250,000, based on certain funds from operations modified (“FFOM”) growth benchmarks. Mr. Spencer’s annual achievement bonus and annual incentive bonus for 2008, if any, is payable in long-term incentive plan units, or LTIP units, in the Company’s operating partnership, Cogdell Spencer LP.
•	Charles M. Handy, Chief Financial Officer: (i) base salary of $275,000; (ii) annual achievement bonus of up to $247,500, based on certain corporate-level strategic benchmarks, individual department-level goals and subjective evaluation by the Chief Executive Officer; (iii) LTIP unit grants of up to $150,000, based on certain corporate-level strategic benchmarks, individual department-level goals and subjective evaluation by the Chief Executive Officer; and (iv) development project LTIP unit grants equal to 0.15% of the asset value of each of the Company’s new completed and owned development projects.
•	Scott Ransom, President and Chief Executive Officer of Erdman Company: (i) base salary of $315,000; (ii) annual bonus of up to $315,000, based on certain performance goals and performance multipliers set by the Company’s Chief Executive Officer and recommended to the Compensation Committee; (iii) LTIP unit grants of up to 16% of the amount by which Erdman’s EBITDA exceeds certain strategic benchmarks; and (iv) development project LTIP unit grants equal to 0.5% of the asset value of each of the Company’s new completed and owned development projects.
The actual amount of bonuses and LTIP unit grants for each named executive officer set forth above is subject to change in the Compensation Committee’s discretion.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGDELL SPENCER INC.
By:	/s/ Frank C. Spencer
	Name:	Frank C. Spencer
	Title:	Chief Executive Officer and President

Date: September 3, 2008

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